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                                                                   EXHIBIT 10.19


                                                                  EXECUTION COPY


                      FIFTH AMENDMENT TO GUARANTY AGREEMENT

        This FIFTH AMENDMENT TO GUARANTY AGREEMENT (this "Amendment"), dated as of September 20, 2002, is made and entered into by and between CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Guarantor"), and SUNTRUST BANK, a Georgia banking corporation, formerly known as SunTrust Bank, Atlanta (the "Lender").

                              W I T N E S S E T H:

        WHEREAS, the Guarantor executed that certain Guaranty Agreement, dated as of July 30, 1999, in favor of the Lender, as amended by that certain First Amendment to Guaranty Agreement dated as of September 29, 2000, that certain Second Amendment and Waiver to Guaranty Agreement dated as of March 12, 2001, that certain Third Amendment to Guaranty Agreement dated as of April 9, 2001 and that certain Fourth Amendment and Waiver to Guaranty Agreement dated as of January 18, 2002 (as so amended, the "Guaranty Agreement"), pursuant to which the Guarantor guaranteed 50% of the obligations of Premier Boxboard Limited LLC, a Delaware limited liability corporation (the "Borrower"), under a certain Amended and Restated Revolving Credit Agreement dated as of December 18, 2000, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of March 12, 2001 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement);

        WHEREAS, the Guarantor previously executed in favor of the Lender that certain Fifth Amendment to Guaranty Agreement dated as of June 6, 2002 (the "June 2002 Guaranty Amendment");

        WHEREAS, notwithstanding the fact that the June 2002 Guaranty Amendment was executed by the parties and deemed closed as of June 6, 2002, the June 2002 Guaranty Amendment contained certain conditions precedent to effectiveness, which conditions have not been satisfied, and, accordingly, has not become effective except to the extent provided therein;

        WHEREAS, the Guarantor has requested that the Lender amend the Guaranty Agreement in the manner set forth below, and the Lender and Guarantor intend that this Amendment shall amend, restate and replace the June 2002 Guaranty Amendment such that the June 2002 Guaranty Amendment shall have no further force or effect, and the Lender is willing to do so subject to the terms and conditions contained herein;

        NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Guaranty Agreement and agree as follows:

        1. Section 7 of the Guaranty Agreement is hereby amended by inserting the following new Sections in the appropriate numerical order:

               SECTION 7.5 INSURANCE. Maintain with insurers of recognized responsibility, insurance with respect to its properties and business, against loss or

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        damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts reasonably consistent with those amounts which are customary for such companies under similar circumstances; provided, however, that in any event Guarantor shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to Guarantor as in effect on the date of this Agreement, provided that within ten (10) business days after the occurrence of the Second Amendment Effective Date, the Caraustar Administrative Agent shall be named as loss payee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Caraustar Administrative Agent, that it will give the Caraustar Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled.

               SECTION 7.6   VISITATION, INSPECTION, ETC.

               (a) At any time during which no Default or Event of Default shall have occurred and be continuing, Guarantor shall permit a representative of Lender to visit and inspect any of the property of Guarantor, to examine its books of account, records, reports and other papers, to make extracts therefrom, and to discuss its affairs, finances, and accounts with its officers and employees, all at such reasonable times, but (unless a Default or Event of Default shall occur) not more often than twice during each calendar year, as may be reasonably requested.

               (b) At any time during which a Default or Event of Default shall have occurred and be continuing, Guarantor shall permit a representative of Lender to visit and inspect any of the property of Guarantor, to examine its books of accounts, records, reports and other papers, to make copies and extracts therefrom (so long as, in the reasonable opinion of Guarantor, the information to be copied does not constitute proprietary information of its business operations), and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times and as often as may be reasonably requested; provided that, after the occurrence and during the continuance of an Event of Default, any such action shall be at the expense of the Guarantor.

               (c) After the occurrence of the Second Amendment Effective Date, Guarantor agrees that the Lender, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Guarantor.

               SECTION 7.7 PLEDGED ASSETS. Guarantor will (i) cause all of its Property that constitutes (or pursuant to the terms of the Security Agreement is intended to constitute) Collateral to be subject at all times to first priority, perfected Liens in favor of the Caraustar Administrative Agent, for the benefit of the secured parties referred to in the Collateral Documents, to secure the Obligations pursuant to the terms and conditions of the Collateral Documents,


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        subject in any case to Liens permitted under Section 9.2 of the
        Caraustar Credit Agreement and the Security Agreement, and (ii) deliver, or, in the case of agreements or other documents that require the consent of a non-Affiliate of the Guarantor, use commercially reasonable efforts to deliver, such other documentation as the Caraustar Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, landlord's waivers (subject to Section 8.14 of the Caraustar Credit Agreement), certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Caraustar Administrative Agent Liens thereunder), all in form, content and scope reasonably satisfactory to the Caraustar Administrative Agent.

               SECTION 7.8 FURTHER ASSURANCES REGARDING COLLATERAL.

                      Guarantor shall:

                      (i) At its expense, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Caraustar Administrative Agent or the Lender may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement and the other Credit Documents or creating or perfecting or ensuring the priority or sufficiency or enforceability or enforcement of a Lien in favor of the Caraustar Administrative Agent as security for the Obligations upon any or all of the Collateral (whether owned prior to the Second Amendment Effective Date or thereafter acquired), or more fully perfecting or renewing any such Lien;

                      (ii) To the extent requested by the Caraustar Administrative Agent, at its expense, if the exercise by the Caraustar Administrative Agent or Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Credit Documents requires any consent, approval, recording, qualification or authorization of any governmental authority, execute and deliver, or cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that may be required from the Guarantor or any of its Subsidiaries or may reasonably be requested for such governmental consent, approval, recording, qualification or authorization; and

                      (iii) Use its commercially reasonable efforts to obtain within sixty (60) days of the Second Amendment Effective Date (or in the case of locations which meet the threshold set forth herein on a date subsequent to the Second Amendment Effective Date, within sixty (60) days of the date on which a "Responsible Officer" (as defined in the Caraustar Credit Agreement) of the Guarantor becomes aware of such change) such landlord waiver and/or warehousemen and bailee letters, as applicable, in form and substance satisfactory


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        to the Caraustar Administrative Agent with respect to all Collateral located at a leased location or held by a warehouseman or bailee to the extent the aggregate value of the Collateral at such location exceeds $1,000,000.

               SECTION 7.9 SENIOR SUBORDINATED NOTE ISSUANCE. Promptly, in connection with the issuance of any New Senior Subordinated Notes (as defined in the Caraustar Credit Agreement), and upon such issuance, deliver a copy, certified by an officer of the Guarantor as true and complete, of the New Senior Note Indenture (as defined in the Caraustar Credit Agreement) and each other material document executed in connection therewith, in each case as originally executed and delivered and together with all exhibits and schedules thereto.

        2. Section 8 of the Guaranty Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

                      So long as any Commitment remains in effect under the Credit Agreement or any Obligations remain outstanding, the Guarantor will not:

               (a) Maximum Total Leverage Ratio. Permit its Total Leverage Ratio (as defined in the Caraustar Credit Agreement) as of the end of each fiscal quarter to be greater than or equal to:

-------------------------------------------------------------
                    Period                         Ratio
-------------------------------------------------------------
  fiscal quarter ending March 31, 2001             72.5%
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  fiscal quarter ending June 30, 2001              72.5%
-------------------------------------------------------------
  fiscal quarter ending September 30, 2001         72.5%
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  fiscal quarter ending December 31, 2001          72.5%
-------------------------------------------------------------
  fiscal quarter ending March 31, 2002             70.0%
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  fiscal quarter ending June 30, 2002              70.0%
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  fiscal quarter ending September 30, 2002         70.0%
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  fiscal quarter ending December 31, 2002          70.0%
-------------------------------------------------------------
  fiscal quarter ending March 31, 2003             70.0%
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  fiscal quarter ending June 30, 2003              70.0%
-------------------------------------------------------------
  fiscal quarter ending September 30, 2003         67.5%
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  fiscal quarter ending  December 31, 2003 and     65.0%
  each fiscal quarter ending thereafter
-------------------------------------------------------------


               (b) Minimum Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2002, permit its Fixed Charge Coverage Ratio (as defined in the Caraustar Credit Agreement) to be less than 1.50:1.0.


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               (c)    Minimum Tangible Net Worth. At all times after the Second
        Amendment Effective Date, Guarantor will not permit Tangible Net Worth (as defined in the Caraustar Credit Agreement) to be less than the TNW Floor (as defined in the Caraustar Credit Agreement) plus, as of the end of each fiscal quarter, commencing with the end of the first fiscal quarter ending after the Second Amendment Effective Date, (i) 50% of Net Income (as defined in the Caraustar Credit Agreement) (to the extent positive) for the fiscal quarter then ended (or, with respect to the fiscal quarter in which the JS Industrial Packaging Group Acquisition (as defined in the Caraustar Credit Agreement) occurs, for the portion of the fiscal quarter occurring after the date such acquisition is consummated), such increases to be cumulative, and (ii) 100% of the Net Cash Proceeds (as defined in the Caraustar Credit Agreement) of Equity Issuances (as defined in the Caraustar Credit Agreement) during the fiscal quarter then ended (or, with respect to the fiscal quarter in which the JS Industrial Packaging Group Acquisition occurs, for the portion of the fiscal quarter occurring after the date such acquisition is consummated), such increases to be cumulative.

        3. Section 21 of the Guaranty Agreement is hereby deleted and the following Section 21 is inserted in lieu thereof:

               SECTION 21. RELEVANT INDEBTEDNESS. "Relevant Indebtedness" shall mean the indebtedness of the Guarantor embodied in and evidenced by (i) the Caraustar Credit Agreement, (ii) the senior notes of the Guarantor issued October 8, 1992, in an aggregate principal amount of $82,750,000.00 and bearing an interest rate of 7.74% per annum and (iii) the notes of the Guarantor issued June 1, 1999, in an aggregate principal amount of $200,000,000.00 and bearing an interest rate of 7.375% per annum, (iv) the senior subordinated notes of the Guarantor, due in the year 2011, in the principal amount of $285,000,000, (v) the senior notes of the Guarantor, due in the year 2010, in the principal amount of $29 million and (vi) the New Senior Subordinated Notes (as such term is defined in the Caraustar Credit Agreement).

        4. This Amendment shall be deemed closed when (and only when) each of the following conditions precedent has been satisfied:

               (a) The Lender shall have received from the Guarantor the duly executed counterparts of this Amendment; and

               (b) The Lender shall have received duly executed counterparts to the Second Amendment to the Credit Agreement and all conditions precedent contained in Section 6 therein shall be satisfied.

        5. The amendments to the Guaranty Agreement set forth herein shall be deemed effective when (and only when) each of the following conditions precedent has been satisfied:


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               (a)    The satisfaction of each of the conditions set forth in
        Section 4 of this Amendment;

               (b) The conditions precedent contained in Section 6 of the Second Amendment to the Credit Agreement shall be satisfied.

        6. In order to induce the Lender to enter into this Amendment, the Guarantor represents and warrants to the Lender that after giving effect to this Amendment, all representations and warranties set forth in Section 6 of the Guaranty Agreement are true and correct in all material respects and no default under the covenants contained in Section 7 or 8 of the Guaranty Agreement has occurred and is continuing. The Guarantor reaffirms and ratifies its obligations under the Guaranty Agreement after giving effect to this Amendment.

        7. Except as expressly provided herein, the Guaranty Agreement shall continue in full force and effect, and the unamended terms and conditions of the Guaranty Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

        8. From and after the date hereof, references to the Guaranty Agreement shall be references to the Guaranty Agreement as amended hereby.

        9. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Guaranty Agreement.

        10. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

        11. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

        12. Guarantor agrees to reimburse the Lender for the reasonable fees and expenses of counsel for the Lender in connection with this Amendment.


                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, Guarantor and the Lender have caused this Amendment to be executed as of the date first above written.


                                        GUARANTOR:

                                        CARAUSTAR INDUSTRIES, INC.


                                        By: /s/ Henry L. Thrash, III
                                           __________________________________
                                           Name: Henry L. Thrash, III
                                           Title: Vice President Planning &
                                                  Development and Chief
                                                  Financial Officer



 [SIGNATURE PAGE TO FIFTH AMENDMENT TO GUARANTY AGREEMENT -- [SEPTEMBER] 2002]

                                        SUNTRUST BANK, formerly known as
                                        SUNTRUST BANK, ATLANTA


                                        By: /s/ J. Scott Deviney
                                           __________________________________
                                           Name: J. Scott Deviney
                                           Title: Vice President


 [SIGNATURE PAGE TO FIFTH AMENDMENT TO GUARANTY AGREEMENT -- [SEPTEMBER] 2002]